CALAMOS® FAMILY OF FUNDS

Supplement dated June 21, 2019 to the

CALAMOS® FAMILY OF FUNDS

Prospectus dated March 1, 2019, and the

Statement of Additional Information dated March 1, 2019,

Effective immediately, the Calamos Market Neutral Income Fund’s listed tertiary index, the S&P 500 Index, shall be eliminated. All references to the S&P 500 Index and related disclosure shall be removed from page 6 of the Prospectus.

Effective immediately, the Calamos Dividend Growth Fund’s listed secondary index, the Russell 1000 Index, shall be eliminated. All references to the Russell 1000 Index and related disclosure shall be removed from page 49 of the Prospectus.

Effective immediately, the Calamos Evolving World Growth Fund’s listed secondary index, the MSCI World Index, shall be eliminated. All references to the MSCI World Index and related disclosure shall be removed from page 65 of the Prospectus.

Effective immediately, Non-Diversified Risk no longer applies to any fund in the Calamos Family of Funds. All references to Non-Diversified Risk shall be removed from the Prospectus.

Effective immediately, the section titled “Raymond James Prospectus Disclosure” in the Appendix of the Prospectus shall be replaced in its entirety with the following:

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2.
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.
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Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective immediately, the paragraph under the heading “The Trust and the Funds” on page 3 of the Statement of Additional Information shall be replaced in its entirety with the following:

The Trust was organized as a Massachusetts business trust on December 21, 1987. Each Fund is an open-end, diversified management investment company. Prior to June 23, 1997, the name of the Trust was CFS Investment Trust. Market Neutral Income Fund was named “Market Neutral Fund” prior to December 30, 2005 and “Strategic Income Fund” prior to July 30, 1999. Prior to April 1, 2003, Global Growth and Income Fund was named “Global Convertible Fund” and Growth and Income Fund was named “Convertible Growth and Income Fund.” Prior to March 1, 2014, Opportunistic Value Fund was named “Value Fund”; and prior to December 1, 2003, Opportunistic Value Fund was named “Mid Cap Value Fund.” Prior to June 25, 2008, Evolving World Growth Fund was known as “Emerging Economies Growth Fund”. Prior to June 23, 2017, High Income Opportunities Fund was known as “High Income Fund”; and prior to May 15, 2012, High Income Fund was known as “High Yield Fund”. Prior to March 1, 2019, Hedged Equity Fund was known as “Hedged Equity Income Fund”.

Effective immediately, the first two sentences under the heading “Investment Restrictions” on page 35 of the Statement of Additional Information shall be replaced in their entirety with the following:

Each Fund is classified as a diversified, open-end management investment company.

Effective immediately, the following is added as a new paragraph immediately below romanette (ix) under the heading “Investment Restrictions” on page 37 of the Statement of Additional Information:

The Phineus Long/Short Fund was previously classified as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Phineus Long/Short Fund’s classification has changed from non-diversified to diversified, and the Phineus Long/Short Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders. Accordingly, the Phineus Long/Short Fund may not make any investment inconsistent with its classification as a diversified company under the 1940 Act.3

Please retain this supplement for future reference.

MFSPT 06/19